                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K



           CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934




     Date of report (date of earliest event reported): April 11, 1997





                           PACIFIC TELECOM, INC.

            (Exact name of registrant as specified in Charter)

      State of Washington             0-873               91-0644974
   (State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)            File No.)         Identification No.)



       805 Broadway
   Vancouver, Washington
   (Address of principal                                  98668-8701
    executive offices)                                    (Zip Code)





     Registrant's telephone number, including area code: (360)905-5800




                                  No Change
      (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Information with respect to the sale of Pacific Telecom Cellular, Inc., a wholly-owned subsidiary of Pacific Telecom, Inc., in return for $164.4 million in cash and more than 18,000 telephone access lines contained in a news release of PacifiCorp issued on April 11, 1997, is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         (c)  Exhibits

         99   PacifiCorp news release issued April 11, 1997.



                               SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PACIFIC TELECOM, INC.
                               (Registrant)



Dated:  April 14, 1997         By:   /s/James H. Huesgen
                                   ________________________________
                                        James H. Huesgen
                                    Executive Vice President
                                   and Chief Financial Officer